Exhibit 99.1

Exhibit 99.1 CTOS Annual Meeting, Nov 18–21, 2020 Phase 1 Dose-Escalation Study of the Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of DCC-3014 in Advanced Solid Tumors and Tenosynovial Giant Cell Tumor (TGCT) (NCT3069469) Albiruni Abdul Razak1, Breelyn A. Wilky2, Jacqueline Vuky3, Lara E.Davis3, Todd Bauer4, Hans Gelderblom5, Mary Michenzie6, Maitreyi Sharma6, Rodrigo Ruiz-Soto6, Matthew L. Sherman6, William D. Tap7 1Toronto Sarcoma Program, Princess Margaret Cancer Center, Toronto, ON, Canada; 2Medicine, University of Colorado Cancer Center, Aurora, CO, United States; 3OHSU Knight Cancer Institute, Portland, OR, United States; 4Sarah Cannon Research Institute and Tennessee Oncology, Nashville, TN, United States; 5Medical Oncology, Leiden University Medical Center, Leiden, Netherlands; 6Deciphera Pharmaceuticals, LLC, Waltham, MA, United States; 7Medical Oncology, Memorial Sloan Kettering Cancer Center, New York, NY, United States.

CTOS Annual Meeting, Nov 18–21, 2020
Disclosures
Albiruni R. Abdul Razak
• Honoraria: Boehringer Ingelheim
• Consulting or Advisory Role: Eli Lilly, Merck, Boehringer Ingelheim, Adaptimmune
• Research Funding: CASI Pharmaceuticals, Boehringer Ingelheim, Lilly, Novartis, Deciphera, Karyopharm Therapeutics, Pfizer, Roche/Genentech, Boston Biomedical, Bristol-Myers Squibb, MedImmune, Amgen, GlaxoSmithKline, Blueprint Medicines, Merck, AbbVie, Adaptimmune, Iterion
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CTOS Annual Meeting, Nov 18–21, 2020

DCC-3014 – Highly Selective CSF1R Kinase Inhibitor

- DCC-3014 is a highly selective, oral, investigational switch control kinase inhibitor that exhibits nanomolar potency for CSF1R with >100-fold selectivity vs closely related kinases (KIT, PDGFRα, PDGFRβ, and FLT3)[1]
- DCC-3014 inhibits CSF1R signaling in cellular assays, as well as blocks macrophage-mediated tumor cell migration, osteoclast differentiation, and proliferation of a CSF1R-dependent cell line


CSF1R
FGFR1
FGFR4
FLT1
VEGFR2
KIT
MER
RET
AXL
SKY
FLT4
FLT3
PDGFRA
PDGFRB
TK
TKL
STE
CMGC
CK1
AGC
CAMK
Legend:

IC_{50} values
CSF1R 3 nM

KIT 1600 nM
BRK 2100 nM
LCK 2800 nM
ABL 2900 nM

CSF1R, colony-stimulating factor 1 receptor; FLT3, fms-like tyrosine kinase 3; PDGFR, platelet-derived growth factor receptor.

1. Smith BD, et al. AACR Annual Meeting; April 16–20, 2016; New Orleans, LA. Abstract 4889.

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CTOS Annual Meeting, Nov 18–21, 2020

Study Design

Phase 1

Dose escalation
(3+3 design)
n ~60 pts
MST and TGCT

Symptomatic TGCT not amenable to surgery

Declare RP2D

Phase 2

Expansion
Cohort A
n ~40 pts
TGCT
No prior anti-CSF1/CSF1R

Expansion
Cohort B
n ~20 pts
TGCT
Prior anti-CSF1/CSF1R allowed

Phase 1 primary objectives

- Assess safety and tolerability of DCC-3014 (including occurrence of DLTs and incidence of TEAEs)
- Characterize the pharmacokinetic profile
- Determine RP2D/MTD

Phase 1 relevant exploratory objectives

- Evaluate preliminary antitumor activity (RECIST v1.1)
  - Read by independent central imaging vendor
- Evaluate pharmacodynamics (CSF1/IL-34 and circulating non-classical monocytes)

CSF1, colony-stimulating factor 1; CSF1R, colony-stimulating factor 1 receptor; DLT, dose-limiting toxicity; IL, interleukin; MST, malignant solid tumor; pts, patients; MTD, maximum tolerated dose; RECIST v1.1, Response Evaluation Criteria In Solid Tumors version 1.1; RP2D, recommended phase 2 dose; TEAE, treatment-emergent adverse event; TGCT, tenosynovial giant cell tumor.

(NCT03069469)

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CTOS Annual Meeting, Nov 18–21, 2020
Phase 1 Enrollment and Patient Disposition
• Study initially enrolled patients with malignant solid tumors in the first 7 cohorts
• TGCT patients initially enrolled to escalation cohort 5, then TGCT-specific escalation cohorts 8 and 9 were enrolled
Enrollment
MST TGCT
(Phase 1 safety population)
Loading doses Dose patients, patients,
N = 62 n n
Cohort 1 None 10 mg QD 7 Cohort 2 10 mg QD x 5 days 10 mg BIW 3
Malignant solid tumors TGCT (TGCT safety population) Cohort 3 20 mg QD x 5 days 20 mg QW 4 n = 37 n = 25 Cohort 4 20 mg QD x 5 days 20 mg BIW 4 Cohort 5 30 mg QD x 5 days 30 mg BIW 6 7 Cohort 6 40 mg QD x 5 days 40 mg BIW 5
• Receiving DCC-3014 at time of cutoff (n = 22) Cohort 7 50 mg QD x 3 days 20 mg QD 8
• Discontinued from study treatment (n = 3) Cohort 8 30 mg QD x 3 days 10 mg QD 12—Withdrawal of patient (n = 2) Cohort 9 20 mg QD x 3 days 6 mg QD 6—Adverse event (n = 1)
Data cutoffs: Safety, September 23, 2020; Efficacy, October 5, 2020.
BIW; twice weekly; MST, malignant solid tumor; QD, daily; QW, weekly; TGCT, tenosynovial giant cell tumor. 5

CTOS Annual Meeting, Nov 18–21, 2020
TGCT Patient Demographics and Prior Therapies
Total (N = 25) Age, years, median (min, max) 52 (23, 73) Gender
Female 14 (56) Male 11 (44)
Race
White 24 (96) Asian 1 (4)
Disease location
Knee 16 (64) Ankle 5 (20) Hip 2 (8) Foot 1 (4)
Wrist 1 (4)
Patients with at least one prior surgery 7 (28) Patients with at least one prior systemic therapy 4 (16)
Tyrosine kinase inhibitor (imatinib) 3 (12) Anti-CSF1R monoclonal antibody 1 (4)
Data are presented as No. (%) unless otherwise noted.
CSF1R, colony-stimulating factor 1 receptor; TGCT, tenosynovial giant cell tumor. 6

CTOS Annual Meeting, Nov 18–21, 2020

Common (≥15%) TEAEs, Regardless of Relatedness – TGCT Safety Population

Preferred term, No. (%)	TGCT patients (N = 25)							
	Cohort 5 30 mg BIW[a] (N = 7)		Cohort 8 10 mg QD[b] (N = 12)		Cohort 9 6 mg QD[c] (N = 6)		Total TGCT (N = 25)	
	All grades	Grade 3/4	All grades	Grade 3/4	All grades	Grade 3/4	All grades	Grade 3/4
Blood CPK increased	3 (43)	1 (14)	7 (58)	4 (33)[d]	3 (50)	0	13 (52)	5 (20)
AST increased	4 (57)	1 (14)	6 (50)	2 (17)	1 (17)	0	11 (44)	3 (12)
Periorbital edema	3 (43)	0	7 (58)	0	1 (17)	0	11 (44)	0
Fatigue	3 (43)	0	4 (33)	0	3 (50)	0	10 (40)	0
Lipase increased	1 (14)	0	5 (42)	3 (25)	2 (33)	0	8 (32)	3 (12)
ALT increased	1 (14)	0	5 (42)	0	1 (17)	0	7 (28)	0
Amylase increased	0	0	6 (50)	1 (8)	0	0	6 (24)	1 (4)
Face edema	0	0	5 (42)	0	1 (17)	0	6 (24)	0
Headache	3 (43)	0	3 (25)	0	0	0	6 (24)	0
Pruritis	1 (14)	0	4 (33)	0	1 (17)	0	6 (24)	0
Nausea	2 (29)	0	3 (25)	0	0	0	5 (20)	0
Rash maculo-papular	0	0	4 (33)	0	1 (17)	0	5 (20)	0
Arthralgia	1 (14)	0	2 (17)	0	1(17)	0	4 (16)	0
Diarrhea	1 (14)	1 (14)	3 (25)	0	0	0	4 (16)	1 (4)
Myalgia	0	0	4 (33)	1 (8)	0	0	4 (16)	1 (4)
Peripheral edema	0	0	3 (25)	0	1 (17)	0	4 (16)	0

- Observed transaminase and pancreatic enzyme elevations are consistent with the mechanism of action of CSF1R inhibitors
  - Asymptomatic, not clinically significant
- All bilirubin levels were within the normal limit
- No related SAEs reported
- 2 DLTs reported
  - 1 patient each in cohort 5 and 8
  - Both patients had asymptomatic grade 3 AST elevation
  - Both patients had grade 1 AST elevation at baseline

[a]After 5-day 30 mg QD loading dose; [b]After 3-day 30 mg QD loading dose; [c]After 3-day 20 mg QD loading dose; [d]Only grade 4 AE reported in TGCT patients is grade 4 CPK increased (cohort 8).

AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; BIW, twice weekly; CPK, creatine phosphoki nase; DLT, dose-limiting toxicity; Gr, grade; MST, malignant solid tumor; QD, daily; SAE, serious adverse event; TEAE, treatment-emergent adverse event; TGCT, tenosynovial giant cell tumor.

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CTOS Annual Meeting, Nov 18–21, 2020
Dose Modifications Due to Adverse Events
Cohort 5 Cohort 8 Cohort 9
30 mg BIWa 10 mg QDb 6 mg QDc Total
(N = 7) (N = 12) (N = 6) (N = 25)
Patients with TEAE leading to dose modification,
3 (43) 5 (42) 1 (16.7) 9 (36)
No. (%)
Dose interruption 3 (43) 5 (42) 1 (16.7) 9 (36)
Dose reduction 2 (29) 2 (17) 0 4 (16)d
Treatment discontinuation 0 1 (8) 0 1 (4)e
aAfter5-day 30-mg QD loading dose; bAfter 3-day 30-mg QD loading dose; cAfter3-day 20-mg QD loading dose; dGrade 3 urticaria, grade 3 diarrhea, grade 1 pyrexia (SAE, not related), grade 2 myalgia, and grade 3 CPK increase; eGrade 3 AST increase (DLT).
AST, aspartate aminotransferase; BIW, twice weekly; CPK, creatine phosphokinase; DLT, dose-limiting toxicity; QD, daily; SAE, serious adverse event; TEAE, treatment-emergent adverse event. 8

CTOS Annual Meeting, Nov 18–21, 2020
DCC-3014 Pharmacokinetics and Pharmacodynamics
• Steady state DCC-3014 exposure in TGCT patients Repeat dose DCC-3014 at cohorts 5, 8, and 9 was characterized concentration-time profile, cycle 2 day 1
• Cohorts 5 and 8 had similar PK at cycle 2, day 1 1500
Cohort 5 (30 mg BIW, n=3) Cohort 8 (10 mg QD, n=7) Cohort 9 (6 mg QD, n=3)
• Across all cohorts, DCC-3014 treatment led to: (ng/mL), 1000
• Increased CSF1 (2.8–41-fold) and IL-34 levels plasma SD
±
(1.4–13-fold) in plasma 3014
• Decreased non-classical subtype of monocytes - Mean
DCC 500
CD14dim/CD16+ (59–87%) in the peripheral blood concentrations
0
0 1 2 3 4
Time after cycle 2, day 1 dose (hr)
CD, cluster of differentiation; CSF1, colony-stimulating factor 1; IL, interleukin; PK, pharmacokinetics; QD, daily; SD, standard deviation; TGCT, tenosynovial giant cell tumor. 9

CTOS Annual Meeting, Nov 18–21, 2020 Antitumor Activity in TGCT Patients • Of the 25 TGCT patients enrolled into the study, 22 patients were evaluable for efficacy by RECIST v1.1 at the data cut off • 21 patients had central assessment for efficacy • 1 patient had local assessment for efficacy but no central assessment performed • 3 patients have not yet reached first efficacy assessment timepoint in the study • 9 (41%) patients across all TGCT cohorts achieved an objective response (1 complete response and 8 partial responses) • 7 of the 9 (78%) responders had a partial response at their first restaging scan evaluation 100 Cohort 5 5 Cohort 8 80 # Lesions Cohort 9 get Baseline 60 Cohort Tar—40 in    Post of 20 SD 8 0 Diameters Nadir SD SD SD SD Cohort of -20 SD the SD SD SD to SD SD Local SD Sum PR SD PR -40 in PR PR PR PR PR -60 Baseline CR 9 Change PR PR from -80 SD Cohort Ongoing -100 # From Local Data Percent CR 0 2 4 6 8 10 12 14 16 18 Months on Study Assessed by independent central review unless otherwise noted (RECIST v1.1). Of the 9 responses, 3 were confirmed and 6 are awaiting confirmation. Waterfall plot: +20% line is the threshold for disease progression; –30% line is the threshold from baseline to PR. CR, complete response; PR, partial response; RECIST v1.1, Response Evaluation Criteria In Solid Tumors version 1.1; SD, stable disease; TGCT, tenosynovial giant cell tumor. 10

CTOS Annual Meeting, Nov 18–21, 2020 TGCT Case Studies Case Study 1 • 57-year-old female diagnosed with TGCT (hip) in 2014 67% â†“ • Prior surgeries: • Resection (May 2014) • Synovectomy (August 2015, August 2016) • Resection and total hip replacement (August 2018) • Cryoablation (May 2019) • Baseline tumor burden: 101 mm • Enrolled July 2019 (cohort 5 – DCC-3014 30 mg twice weekly) • Dose reduced to 20 mg twice weekly in cycle 6 due to grade 3 urticaria, re-escalated in cycle 10 • Partial response after 2 cycles (33% decrease from baseline) • Treatment ongoing in cycle 16 (67% decrease at cycle 16, day 1) Baseline Cycle 16, day 1 • Durable, deep response TGCT, tenosynovial giant cell tumor. Patient provided informed consent for use of these images. 11

CTOS Annual Meeting, Nov 18–21, 2020
TGCT Case Studies
Case Study 2 41% â†“
• 39-year-old female diagnosed with TGCT (knee) in April 2020
• No prior systemic therapy or surgery
• Baseline tumor burden: 126 mm
• Enrolled in June 2020 (cohort 8 – DCC-3014 10 mg daily)
• Partial response after 2 cycles (41% decrease from baseline)
• Treatment ongoing in cycle 4
Baseline Cycle 3, day 1
TGCT, tenosynovial giant cell tumor. Patient provided informed consent for use of these images. 12

CTOS Annual Meeting, Nov 18–21, 2020
Conclusions • DCC-3014 is a highly selective, oral, investigational switch control kinase inhibitor of CSF1R and is generally well tolerated in patients with TGCT not amenable to surgery • 22 of the 25 TGCT patients remain on the study
• Similar steady state PK profiles were observed between 30 mg twice weekly (cohort 5) and 10 mg daily (cohort 8) dosing regimens; lower exposure was observed in 6 mg daily (cohort 9) dosing regimen
• DCC-3014 treatment resulted in an increase in plasma CSF1/IL-34 and a decrease in non-classical sub-type of monocytes, indicating inhibition of CSF1R • DCC-3014 showed highly encouraging signs of antitumor activity in TGCT patients (n=22) • 9 (41%) patients across all TGCT cohorts achieved an objective response (1 complete response and 8 partial responses) • 7 of the 9 (78%) responders had a partial response at their first restaging scan evaluation • 2 TGCT patients were on treatment for ≥12 months with responses that deepened over time • The recommended phase 2 dose for DCC-3014 in TGCT patients was determined to be 30 mg twice weekly (no loading dose) • These results are encouraging and support further evaluation of DCC-3014 in patients with TGCT not amenable to surgery • Study is ongoing and enrolling patients into TGCT expansion cohorts to further evaluate safety and efficacy (NCT03069469) CSF1, colony-stimulating factor 1; CSF1R, colony-stimulating factor 1 receptor; IL, interleukin; PK, pharmacokinetics; TGCT, tenosynovial giant cell tumor. 13

CTOS Annual Meeting, Nov 18–21, 2020
Acknowledgements
• The authors would like to thank the patients and their families and caregivers, the investigators, and the investigational site staff of this study
• This study was sponsored by Deciphera Pharmaceuticals, LLC, Waltham, MA, USA
• Editorial assistance for this presentation was provided by Ashfield Healthcare LLC, a UDG company, and was funded by Deciphera Pharmaceuticals, LLC
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